    As filed with the Securities and Exchange Commission on January 26, 1996
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-8568

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

[x]      Filed by the Registrant

[ ]      Filed by a Party other than the Registrant

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[x]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                 John Hancock Bank and Thrift Opportunity Fund
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

  [x]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
           14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

  (1)      Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------

  (2)      Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth, the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
  (4)      Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
  (5)      Total fee paid:
-------------------------------------------------------------------------------
  [ ]      Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------
  [ ]      Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)      Amount Previously Paid:
-------------------------------------------------------------------------------
  (2)      Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------
  (3)      Filing Party:
-------------------------------------------------------------------------------
  (4)      Date Filed:
-------------------------------------------------------------------------------

JOHN HANCOCK FUNDS
A Global Investment Management Firm
--------------------------------------------------------------------------------
                                                           101 Huntington Avenue
                                                Boston, Massachusetts 02199-7603





JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

                                                                January 26, 1996

Dear Fellow Shareholder:

Annual meeting of shareholders of the Fund will be held on March 7, 1996.

Two proposals are proposed for action by shareholders of the Fund. Both of the proposals, as set forth in the enclosed proxy statement, are routine items. A routine item is one which occurs annually and makes no fundamental or material changes to the Fund's investment objectives, policies or restrictions, or to the investment management contracts.

Proposal number one concerns the election of five Trustees to serve until their respective successors are elected and qualified. Each nominee for election is currently serving as a Trustee of the Fund. The biographies of the Trustees are included in the proxy statement. We invite you to acquaint yourself with these individuals.

Proposal number two concerns the ratification or rejection of the Trustees' selection of Deloitte & Touche, LLP as the Fund's independent accountants for the current fiscal year. Deloitte & Touche, LLP has been the Fund's independent accountant since the Fund's inception.

YOUR VOTE IS REQUIRED
Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage paid return envelope has been provided. A prompt response will avoid the cost to the Fund and you of additional mailings.

If you have any questions, please call John Hancock Funds toll free at 1-800-843-0090.

Thank you in advance for your prompt action on this very important matter.

                                            Sincerely,


                                       /s/  Edward J. Boudreau, Jr.

                                            Edward J. Boudreau, Jr.
                                            Chairman and Chief Executive Officer



P9PXL 1/96
--------------------------------------------------------------------------------
John Hancock Advisers, Inc. o John Hancock Funds, Inc.* o John Hancock Investor Services Corporation o The Patriot Group, Inc. John Hancock Advisers International, Ltd. o NM Capital Management, Inc. o Sovereign Asset Management Corporation
*Member of National Association of Securities Dealers, Inc.

                                                               [Hancock Logo]
                                                             Financial Services

                JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
              101 Huntington Avenue, Boston, Massachusetts 02199

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 7, 1996

To the Shareholders of:
John Hancock Bank and Thrift Opportunity Fund

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of the John Hancock Bank and Thrift Opportunity Fund (the "Fund"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held at the office of the Fund, 101 Huntington Avenue, 2nd Floor, Boston, Massachusetts 02199, on Thursday, March 7, 1996 at 9:00 a.m., Boston time, for the following purposes:

    (1) To elect five Trustees to serve until their respective successors are duly elected and qualified;

    (2) To ratify or reject the Trustees' selection of Deloitte & Touche, LLP as the Fund's independent public accountants for the Fund's current fiscal year; and

    (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL ITEMS

    Shareholders of record of the Fund as of the close of business on January 10, 1996 are entitled to notice of and to vote at the annual meeting of the Fund and at any and all adjournments thereof.

                                        By Order of the Board of Trustees,
                                        Thomas H. Drohan
                                        Senior Vice President and Secretary
Dated:  January 26, 1996
        Boston, Massachusetts

WHETHER OR NOT YOU CAN ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


P90PX 1/96

                JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
              101 Huntington Avenue, Boston, Massachusetts 02199

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 7, 1996

                               PROXY STATEMENT

    This Proxy Statement is furnished to shareholders of the John Hancock Bank and Thrift Opportunity Fund (the "Fund") in connection with the solicitation of proxies by the Fund's Board of Trustees for use at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 7, 1996 at 9:00 a.m. (Boston time), and at any and all adjournments thereof (the "Meeting").

    The Meeting will be held at the principal offices of the Fund, 101 Huntington Avenue, 2nd Floor, Boston, Massachusetts. The Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed form of the proxy will first be mailed to shareholders of the Fund on or about January 26, 1996. THE FUND'S ANNUAL REPORT FOR ITS 1995 FISCAL YEAR MAY BE OBTAINED FREE OF CHARGE BY WRITING TO JOHN HANCOCK FUNDS, INC., P.O. BOX 9116, BOSTON, MASSACHUSETTS 02205-9116 OR BY CALLING 1-800-843-0090.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. Executed proxies that are unmarked will be voted FOR the election of the nominees as Trustees and FOR the ratification of the selection of independent public accountants. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Fund or by delivering a duly executed proxy bearing a later date prior to the time of the Meeting. Any shareholder who has executed a proxy but is present at the Meeting and who wishes to vote in person may revoke his or her proxy by notifying the Secretary of the Fund (without complying with any formalities) at any time before it is voted. Presence at the Meeting alone will not serve to revoke a previously executed and returned proxy.

RECORD OWNERSHIP
    The Trustees have fixed the close of business on January 10, 1996 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. As of the record date, there were outstanding 23,005,000 common shares of beneficial interest of the Fund (the "Shares").

    No person within the knowledge of management of the Fund beneficially owned more than 5% of the Fund's Shares of beneficial interest outstanding as of the record date. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.) As of the record date, Cede & Co., as nominee for Depository Trust Company, held of record 22,796,800 common shares of the Fund.

SUMMARY OF VOTING ON PROPOSALS
    With respect to Proposal 1, each Share of the Fund is entitled to one vote for the election of each of the nominees for election as Trustees of the Fund. With respect to Proposal 2, each Share of the Fund is entitled to one vote for the ratification of the selection of independent public accountants.

                                 PROPOSAL  1
                             ELECTION OF TRUSTEES

GENERAL
    The Fund's Board of Trustees consists of thirteen members. The Board of Trustees is divided into three staggered-term classes. Two such classes contain four Trustees each and the third class contains five Trustees. The term of one class expires each year and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of their respective three-year terms. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

    Each of the nominees for the Fund is currently serving as a Trustee of the Fund. Each of the nominees and Trustees has served on the Board of Trustees of the Fund since the Fund's inception on June 16, 1994, except that Messrs. Cunningham and Linbeck have served on the Board of Trustees of the Fund since December 1994.

    A shareholder using the enclosed form of proxy may authorize the proxies to vote for the nominees or may withhold from the proxies authority to vote for the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Fund's Trustees may designate. The Fund has no reason to believe that it will be necessary to designate a substitute nominee.

PROPOSAL 1
    The terms of Messrs. Carlin, Cunningham, Fretz, Hiser and Toolan expire at the 1996 Annual Meeting of the Fund and they are therefore the current nominees for election; the terms of Ms. McCarter and Messrs. Ladner, Linbeck and Scipione expire at the 1997 Annual Meeting; and the terms of Messrs. Boudreau, Smith, Pruchansky and Cameron expire at the 1998 Annual Meeting. The table below lists the nominees for election as Trustees of the Fund, including their principal occupations for the past five years and other directorships held. The table also lists the Trustees who are not currently standing for election and whose current terms continue until the annual meetings in 1997 and 1998, respectively.

VOTE REQUIRED FOR PROPOSAL 1
    The vote of a plurality of the votes cast by the Shares of the Fund is sufficient to elect the nominees of the Fund.

                                                                                                                SHARES OWNED
                                                                                                           BENEFICIALLY, DIRECTLY
      NAME (AGE), AND POSITION                               PRINCIPAL OCCUPATION                             OR INDIRECTLY, ON
           WITH THE FUND                                  DURING THE PAST FIVE YEARS                       JANUARY 10, 1996(1)(2)
      ------------------------                            --------------------------                       ----------------------

                                                            NOMINEES FOR ELECTION
                                                           TERM TO EXPIRE IN 1999

James F. Carlin                       Chairman and Chief Executive Officer, Carlin Consolidated, Inc.                 100
(Age 55)                              (insurance); Chairman, Massachusetts Board of Higher Education
Trustee                               (since 1995); Trustee, Massachusetts Health and Education Tax-
                                      Exempt Trust; Director, Arbella Mutual Insurance Company
                                      (Insurance Company); Receiver, the City of Chelsea,
                                      Massachusetts (until August 1992); and Trustee of 32
                                      investment companies managed by John Hancock Advisers, Inc.
                                      (the "Adviser")


                                                                                                                SHARES OWNED
                                                                                                           BENEFICIALLY, DIRECTLY
      NAME (AGE), AND POSITION                               PRINCIPAL OCCUPATION                             OR INDIRECTLY, ON
           WITH THE FUND                                  DURING THE PAST FIVE YEARS                       JANUARY 10, 1996(1)(2)
      ------------------------                            --------------------------                       ----------------------

                                                            NOMINEES FOR ELECTION
                                                      TERM TO EXPIRE IN 1999 (CONTINUED)

William H. Cunningham                 Chancellor, University of Texas System and former President, the               --
(Age 52)                              University of Texas, Austin, Texas; Regents Chair for Free
Trustee                               Enterprise; Professor of Marketing and Dean College of Business
                                      Administration/Graduate School of Business (1983-1985);
                                      Centennial Chair in Business Education Leadership,
                                      (1983-1985); Director, LaQuinta Motor Inns, Inc. (hotel
                                      management company); Director, Jefferson-Pilot Corporation
                                      (diversified life insurance company); Director,
                                      Freeport-McMoran Inc. (oil and gas company); Director, Barton
                                      Creek Properties, Inc. (1988-1990) (real estate development)
                                      and LBJ Foundation Board (education foundation); Advisory
                                      Director, Texas Commerce Bank-Austin; and Trustee of 30
                                      investment companies managed by the Adviser (since 1994)

Charles F. Fretz                      Consultant, self-employed; Vice President and Director, Towers,                --
(Age 67)                              Perrin, Foster & Crosby, Inc. (international management
Trustee                               consultants) (until 1985); and Trustee of 32 investment companies managed by the Adviser

Harold R. Hiser, Jr.                  Executive Vice President of Schering Plough Corporation                        --
(Age 64)                              (pharmaceuticals) (retired 1995); and Trustee of 32 investment
Trustee                               companies managed by the Adviser

John P. Toolan                        Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax              2,500
(Age 65)                              Free Money Fund, Inc., Vantage Money Market Funds (mutual funds),
Trustee                               The Inefficient-Market Fund, Inc. (closed-end investment company)
                                      and Smith Barney Trust Company of Florida; Chairman, Smith
                                      Barney Trust Company (retired December, 1991); Director, Smith
                                      Barney, Inc., Mutual Management Company and Smith Barney
                                      Advisers, Inc. (investment advisers) (until December 1991);
                                      and Trustee of 32 investment companies managed by the Adviser


                                                                                                                SHARES OWNED
                                                                                                           BENEFICIALLY, DIRECTLY
      NAME (AGE), AND POSITION                               PRINCIPAL OCCUPATION                             OR INDIRECTLY, ON
           WITH THE FUND                                  DURING THE PAST FIVE YEARS                       JANUARY 10, 1996(1)(2)
      ------------------------                            --------------------------                       ----------------------

                                                            TERM TO EXPIRE IN 1997

Charles L. Ladner                     Senior Vice President and Chief Financial Officer, UGI Corp.                   200
(Age 57)                              (public utility holding company); Director, Energy North Inc.
Trustee                               (public utility holding company) (until 1992); and Trustee of 32 investment companies managed by the Adviser

Leo E. Linbeck, Jr.                   Chairman, President, Chief Executive Officer and Director, Linbeck             --
(Age 61)                              Corporation (a holding company engaged in various phases of the
Trustee                               construction industry and warehousing interests); Chairman of the
                                      Board and Chief Executive Officer, Linbeck Construction
                                      Corporation; Chairman and Director, Federal Reserve Bank of
                                      Dallas; Director, Panhandle Eastern Corporation (a diversified energy company), Daniel Industries, Inc. (manufacturer of gas measuring products and energy related equipment), Geo Quest
                                      International, Inc. (a geophysical consulting firm) and
                                      Greater Houston Partnership; and Trustee of 30 investment
                                      companies managed by the Adviser (since 1994)

Patricia P. McCarter                  Director and Secretary, the McCarter Corp. (machine manufacturer);             100
(Age 67)                              and Trustee of 32 investment companies managed by the Adviser
Trustee

*Richard S. Scipione                  General Counsel, John Hancock Mutual Life Insurance Company (the               500
(Age 58)                              "Insurance Company"); Director, the Adviser, John Hancock Investor
Trustee                               Services Corporation ("Investor Services"), John Hancock Funds,
                                      Inc. ("John Hancock Funds"), John Hancock Distributors, Inc., John
                                      Hancock Subsidiaries, Inc., John Hancock Property and Casualty
                                      Insurance and its affiliates (until November 1993), Sovereign
                                      Asset Management Corporation ("SAMCorp") and NM Capital
                                      Management, Inc. ("NM Capital"); Trustee, The Berkeley Financial
                                      Group ("Berkeley Group"); Director, JH Networking Insurance
                                      Agency, Inc.; and Trustee of 35 investment companies managed by the Adviser



                                                                                                                SHARES OWNED
                                                                                                           BENEFICIALLY, DIRECTLY
      NAME (AGE), AND POSITION                               PRINCIPAL OCCUPATION                             OR INDIRECTLY, ON
           WITH THE FUND                                  DURING THE PAST FIVE YEARS                       JANUARY 10, 1996(1)(2)
      ------------------------                            --------------------------                       ----------------------

                                                             TERM TO EXPIRE IN 1998

*Edward J. Boudreau, Jr.              Chairman and Chief Executive Officer of the Adviser and the                     100
(Age 51)                              Berkeley Group; Chairman and Managing Director, John Hancock
Chairman                              Advisers International Limited ("Advisers International");
                                      Chairman of NM Capital, John Hancock Funds, Investor Services,
                                      First Signature Bank & Trust Company and SAMCorp; Director,
                                      John Hancock Freedom Securities Corp. and John Hancock
                                      Capital Corp., New England/Canada Business Council; Member,
                                      Investment Company Institute Board of Governors; Director,
                                      Asia Strategic Growth Fund, Inc.; Trustee, Museum of Science;
                                      President, the Adviser (until July 1992); Chairman, John
                                      Hancock Distributors, Inc. (until April 1994); and Trustee and
                                      Chairman of 61 investment companies managed by the Adviser

*Thomas W.L. Cameron                  Senior Vice President, Interstate/Johnson Lane, Investment                    1,000
(Age 68)                              Brokerage; and Trustee of 21 investment companies managed by the
Trustee                               Adviser

Steven R. Pruchansky                  Director and Treasurer, Mast Holding, Inc.; Director, First                     250
(Age 51)                              Signature Bank & Trust Company (until August 1991); Trustee, Mast
Trustee                               Realty Trust; President, Maxwell Building Corp. (until 1991); and
                                      Trustee of 32 investment companies managed by the Adviser

Norman H. Smith                       Lieutenant General, USMC; Deputy Chief of Staff for Manpower and                208
(Age 62)                              Reserve Affairs, Headquarters Marine Corps.; Commanding General,
Trustee                               III Marine Expeditionary Force/3d Marine Division (retired 1991);
                                      and Trustee of 32 investment companies managed by the Adviser


All Trustees and executive officers                                                                                 4,958
of the Fund as a group
------------
*    "Interested Person," as defined in the Investment Company Act of
     1940, as amended (the "Investment Company Act"), of the Fund and the
     Adviser.
(1)  The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees. Each Trustee has all voting and investment powers with respect to the shares indicated.
(2)  None of the Trustees beneficially owned individually, and the
     Trustees and executive officers of the Fund as a group did not beneficially own, in excess of one percent of the outstanding Shares of the Fund.

    The Board of Trustees held four meetings during the Fund's fiscal year ended October 31, 1995. No Trustee of the Fund, with the exception of Mr. Scipione, attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the Fund and (2) the total number of meetings held by all committees of the Trustees on which he or she served during the period in which he or she served in such capacity.

    The Fund has an Audit Committee of the Trustees. The Committee members are Ms. McCarter and Messrs. Fretz, Toolan, Ladner, Smith, Pruchansky, Carlin, Linbeck, Cunningham and Hiser. None of the members of the Audit Committee are "interested persons" as defined in the Investment Company Act ("Independent Trustees"). The Audit Committee held four meetings during the Fund's 1995 fiscal year.

    The functions performed by the Audit Committee are to recommend annually to the Trustees a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Fund on matters concerning the Fund's financial statements and reports, including the appropriateness of their accounting practices and of their internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to approve the purchase by the Fund from the firm of all non-audit services; to review all fees paid to the firm; to recommend to the Trustees, at the request of the Fund's officers or Trustees, a resolution of any potential or actual conflict of interest; and to facilitate communication between the firm and the Fund's officers and Trustees.

    The Fund has a special Nominating Committee of the Trustees known as the Committee on Administration. The Committee members are Ms. McCarter and Messrs. Fretz, Toolan, Ladner, Smith, Pruchansky, Carlin, Linbeck, Cunningham and Hiser. All of the members of the Committee on Administration are Independent Trustees. The Committee on Administration held four meetings during the Fund's 1995 fiscal year.

    Included among the functions of the Committee on Administration is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons" as defined in the Investment Company Act. The Committee on Administration also coordinates with Trustees who are interested persons in the selection and election of Fund officers and will consider nominees recommended by shareholders to serve as Trustees, provided that shareholders submit such recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

    During the Fund's 1995 fiscal year, reports required by Section 16 of the Securities Exchange Act of 1934 were filed disclosing no transactions for the following officers or directors of the Adviser or Trustees of the Fund on the respective dates indicated: William H. Cunningham, January 20, 1995; Lawrence J. Daly, October 11, 1994; William C. Fletcher, April 13, 1995; Anthony A. Goodchild, October 11, 1994; Leo E. Linbeck, Jr., January 25, 1995; and Henry E. Smith, September 29, 1995.

EXECUTIVE OFFICERS
    In addition to the Chairman (Mr. Boudreau), the table below lists the Fund's executive officers. The officers of the Fund first became officers of the Fund on June 16, 1994 (inception).

  NAME (AGE) AND POSITION                                   PRINCIPAL OCCUPATION
       WITH THE FUND                                     DURING THE PAST FIVE YEARS
  -----------------------                                --------------------------
Robert G. Freedman              Vice Chairman and Chief Investment Officer, the Adviser and certain of the John Hancock
(Age 57)                        funds; Director, the Adviser, Investor Services and John Hancock Funds; Senior Vice
                                President, Berkeley Group; Director, Advisers International, SAMCorp and NM Capital.

Andrew F. St. Pierre            President, John Hancock closed-end funds; Senior Vice President, the Adviser and John
(Age 35)                        Hancock open-end funds; formerly Portfolio Manager, Harvard Management Corp. (until
President                       October 1991).

Anne C. Hodsdon                 President, the Adviser and John Hancock open-end funds and Executive Vice President, John
(Age 42)                        Hancock closed-end funds.
Executive Vice President

James B. Little                 Senior Vice President and Chief Financial Officer, each of the John Hancock funds; Senior
(Age 60)                        Vice President, the Adviser, Investor Services, John Hancock Funds and Berkeley Group;
Senior Vice President and       Chief Financial Officer, the Adviser (until January, 1993).
Chief Financial Officer

Thomas H. Drohan                Senior Vice President and Secretary, the Adviser, Berkeley Group and each of the John
(Age 59)                        Hancock funds; Senior Vice President, Investor Services and John Hancock Funds; Director,
Senior Vice President and       Advisers International; and Secretary, NM Capital.
Secretary

John A. Morin                   Vice President, the Adviser, Investor Services and John Hancock Funds; Vice President and
(Age 45)                        Compliance Officer, certain of the John Hancock funds; Counsel, John Hancock Mutual Life
Vice President and              Insurance Company; Vice President and Assistant Secretary, Berkeley Group.
Compliance Officer

James J. Stokowski              Vice President, the Adviser; Vice President and Treasurer, each of the John Hancock
(Age 49)                        funds.
Vice President and Treasurer

REMUNERATION OF TRUSTEES AND OFFICERS
    The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund complex to the Independent Trustees for their services for the Fund's fiscal year ended October 31, 1995. The three non-Independent Trustees, Messrs. Boudreau, Scipione and Cameron, and each of the Fund's officers are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services.

                       AGGREGATE           PENSION OR RETIREMENT        TOTAL COMPENSATION FROM ALL
INDEPENDENT          COMPENSATION       BENEFITS ACCRUED AS PART OF      FUNDS IN JOHN HANCOCK FUND
TRUSTEE              FROM THE FUND          THE FUND'S EXPENSES           COMPLEX TO TRUSTEES (1)
------------       -----------------  -------------------------------  ------------------------------
James F. Carlin         $ 6,087                   $     0                         $ 60,700
William H. Cunningham     1,476                         0                           69,700
Charles F. Fretz          8,456                         0                           56,200
Harold R. Hiser, Jr.      9,403                     8,773                           60,200
Charles L. Ladner         5,138                         0                           60,700
Leo E. Linbeck, Jr.       1,476                         0                           72,700
Patricia P. McCarter      5,138                         0                           60,700
Steven R. Pruchansky      5,293                         0                           62,700
Norman H. Smith           5,293                         0                           62,700
John P. Toolan            5,138                     4,508                           60,700
                        -------                   -------                         --------
        Totals          $52,898                   $13,281                         $627,000
------------
(1) The total compensation paid by the John Hancock Fund Complex to the
    Independent Trustees is $627,000 as of the calendar year ended December
    31, 1995. All the Independent Trustees except Messrs. Cunningham and
    Linbeck are Trustees of 32 funds in the John Hancock Fund Complex. Messrs.
    Cunningham and Linbeck are Trustees of 30 funds.

                                  PROPOSAL 2
       RATIFICATION OF SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS

    The Trustees of the Fund, including a majority of the Independent Trustees, have selected Deloitte & Touche, LLP to act as independent public accountants for the Fund's fiscal year ending October 31, 1996.

    Deloitte & Touche, LLP has advised the Fund that it has no direct or indirect financial interest in the Fund. This selection is subject to the ratification by the shareholders of the Fund at the Meeting. The enclosed proxy card provides space for instructions directing the proxies named therein to vote for, against, or abstain from, ratifying that selection. A representative of Deloitte & Touche, LLP is expected to be present at the Meeting and will be available to respond to appropriate questions relating to the examination of the Fund's financial statements.

    The Board of Trustees, including all the Independent Trustees, unanimously recommends that shareholders ratify the selection of Deloitte & Touche, LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1996.

VOTE REQUIRED TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
    The approval of a "majority" (as described below) of the Shares of the Fund is required to ratify the selection of Deloitte & Touche, LLP as the Fund's independent public accountants for the Fund's fiscal year ending October 31, 1996.

                                MISCELLANEOUS
SHAREHOLDER PROPOSALS
    Proposals of shareholders intended to be presented at the Fund's annual meeting to be held in 1997 must be received by the Fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than November 7, 1996 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

VOTING; QUORUM; ADJOURNMENT
    The affirmative vote of the holders of a plurality of the Shares of the Fund present in person or represented by proxy at the Meeting, assuming a majority of the outstanding Shares is present, is required to elect the nominees. The adoption by the Fund shareholders of Proposal 2 requires the affirmative vote of a majority of the shares, which is defined as the lesser of: (i) 67% or more of the Shares of the Fund present at the Meeting, if the holders of more than 50% of the Shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund.

    Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or both of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions from voting will be treated as Shares that are present and entitled to vote for purposes of determining the number of Shares that are present and entitled to vote with respect to either proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention from voting has no effect on the voting in determining whether Proposal 1 has been adopted but has the same effect as a vote against Proposal 2.

    Although both of the proposals in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange, if a broker or nominee holding shares in "street name" nevertheless indicates on the proxy that it does not have discretionary authority to vote as to either proposal, those Shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether Proposal 1 has been adopted and has no effect on the voting in determining whether Proposal 2 has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding Shares (excluding the "broker non-votes") are present or represented by proxy. However, with respect to determining whether Proposal 2 has been adopted pursuant to item (ii) above, because Shares represented by a "broker non-vote" are considered outstanding Shares, a "broker non-vote" has the same effect as a vote against such proposal.

    In the event that at the time any session of the Meeting is called to order and a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn such Meeting to a later date. In the event that a quorum is present at any Meeting but sufficient votes in favor of Proposal 2 or FOR the nominees set forth in Proposal 1 have not been received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies with respect to such proposal. Any adjournment will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such adjournment and will vote those proxies required to be voted against any such proposal against such adjournment. A shareholder vote may be taken on one or both of the proposals prior to such adjournment if sufficient votes for the proposal's approval have been received and it is otherwise appropriate.

EXPENSES AND METHODS OF SOLICITATION
    The costs of the Meeting, including the solicitation of proxies, will be paid by the Fund. Persons holding Shares as nominees will be reimbursed by the Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the Fund or of the Fund's investment adviser may solicit proxies in person or by telephone. John Hancock Advisers, Inc., 101 Huntington Avenue, Boston Massachusetts 02199-7603, serves as the Fund's investment adviser and administrator. The firm Corporate Investor Communications, Inc. has been retained to assist in the solicitation of proxies at a cost of approximately $5,500.

OTHER MATTERS
    The management of the Fund knows of no business to be brought before the Meeting except as mentioned above. If, however, any other matters were properly to come before the Meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management will provide further information.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                 JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

Dated: January 26, 1996

                                    P R O X Y
                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

The undersigned holder of common shares of beneficial interest ("Common Shares") of John Hancock Bank and Thrift Opportunity Fund (the "Fund") hereby constitutes and appoints Edward J. Boudreau, Jr., Thomas H. Drohan and John A. Morin, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 7, 1996 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 A.M., Boston Time, and at any and all adjournments thereof, in respect of all Common Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.


  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please complete, sign, date and return this Proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------

__X_ PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                                                     With-    For all
                                             For     Hold     Except                                        For    Against   Abstain
                                                                        2.) To ratify the selection of
1.)   To elect the following nominees                                       Deloitte & Touche, LLP as Indep-
        to serve as Trustees of the Fund.     ____    ____     ____         endent public accountants.      ____    ____      ____

         James F. Carlin, William H. Cunningham,
         Charles F. Fretz, Harold R. Hiser, Jr. and John P. Toolan

If you do not wish your shares voted "FOR" a particular nominee,
mark the "For All Except" box and strike a line through the                     THIS PROXY IS SOLICITED BY THE
nominee(s) name.  Your shares will be voted for the remaining                   BOARD OF TRUSTEES
nominee(s).

                                                                         Specify desired action by check marks in the
                                                                         appropriate spaces. If no specification is made, this
                                                                         Proxy will be voted for the nominees named in the Proxy
                                                                         Statement and in favor of Item 2. The persons named as
                                                                         proxies have discretionary authority, which they intend
                                                                         to exercise in favor of the proposals referred to and
                                                                         according to their best judgment as to the other
                                                                         matters which may properly come before the meeting.


Please be sure to sign and date this Proxy.          Date                       Mark box at right if address change has
                                                                                been noted on the reverse side of this card. _____

Shareholder sign here                                Co-owner sign here         RECORD DATE SHARES: